UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2006

ETHANEX ENERGY, INC.
(f/k/a New Inverness Explorations, Inc.)

(Exact name of registrant as specified in its charter)

Nevada	333-129810	Pending
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14500 Parallel Road, Suite A
Basehor, KS	66007
(Address of principal executive offices)	(Zip Code)

(913) 724-4106
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 22, 2006, Ethanex Energy, Inc. (the “Company”), through its wholly-owned subsidiary, Ethanex Energy North America, Inc., entered into a Third Amendment to Joint Venture Agreement with SEMO Milling, LLC (“SEMO”) amending the Joint Venture Agreement dated August 4, 2006, as amended on August 30, 2006 and November 20, 2006, relating to the construction of a 132 million gallon per year ethanol plant to be co-located with SEMO’s dry corn mill production facility at the SEMO port authority in Scott City, Missouri.

The Third Amendment supersedes the Second Amendment and extends from November 30, 2006 to December 8, 2006 the deadline for performing specified actions and activities under the joint venture agreement, including:

o	entering into certain agreements related to the joint venture, including an assignment agreement, a contribution agreement, a services agreement and a technology licensing agreement;

o	making required capital contributions to the joint venture;

o	securing non-recourse third-party debt financing for the joint venture; and

o	completing the construction of the SEMO dry corn mill to be co-located with the joint venture’s ethanol production facility.

A copy of the Third Amendment is filed as an exhibit to this report and is incorporated in response to this item by reference to that agreement. A copy of the Joint Venture Agreement was previously filed as exhibit 10.14 to the Company’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on November 14, 2006. Copies of the prior Amendments to Joint Venture Agreement, dated August 30, 2006 and November 20, 2006, are also filed as exhibits to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Third Amendment to Joint Venture Agreement, dated November 22, 2006, by and between SEMO Milling, LLC and Ethanex Energy North America, Inc.
10.2	Second Amendment to Joint Venture Agreement, dated November 20, 2006, by and between SEMO Milling, LLC and Ethanex Energy North America, Inc.
10.3	Amendment to Joint Venture Agreement, dated August 30, 2006, by and between SEMO Milling, LLC and Ethanex Energy North America, Inc.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2006
ETHANEX ENERGY, INC

	By:	/s/ Albert W. Knapp
Name: Albert W. Knapp
Title: Chief Executive Officer

 .
3

Exhibit Index

Exhibit No.	Description

10.1	Third Amendment to Joint Venture Agreement, dated November 22, 2006, by and between SEMO Milling, LLC and Ethanex Energy North America, Inc.
10.2	Second Amendment to Joint Venture Agreement, dated November 20, 2006, by and between SEMO Milling, LLC and Ethanex Energy North America, Inc.
10.3	Amendment to Joint Venture Agreement, dated August 30, 2006, by and between SEMO Milling, LLC and Ethanex Energy North America, Inc.

4